UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2018

Date of reporting period:	January 31, 2018

Item 1. Schedule of Investments:

Putnam Capital Spectrum Fund

The fund's portfolio
1/31/18 (Unaudited)

COMMON STOCKS (86.4%)(a)
	Shares	Value

Aerospace and defense (7.3%)

General Dynamics Corp.	148,200	$32,971,536

Northrop Grumman Corp.	529,378	180,269,090

		213,240,626
Biotechnology (0.4%)

Medicines Co. (The)(NON)(S)	359,400	11,906,922

		11,906,922
Cable television (19.9%)

DISH Network Corp. Class A(NON)	12,370,384	580,171,008

		580,171,008
Chemicals (3.1%)

CF Industries Holdings, Inc.	407,000	17,273,080

W.R. Grace & Co.	990,432	73,113,690

		90,386,770
Commercial and consumer services (3.1%)

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $351) (Private) (Germany)(NON)(F)(RES)	264	246

New Middle East Other Assets GmbH (acquired 8/2/13, cost $136) (Private) (Germany)(NON)(F)(RES)	102	95

Priceline Group, Inc. (The)(NON)	47,904	91,594,843

		91,595,184
Consumer services (0.1%)

Global Fashion Group SA (acquired 8/2/13, cost $17,399,601) (Private) (Luxembourg)(NON)(F)(RES)	410,732	4,100,200

		4,100,200
Electronics (0.5%)

Agilent Technologies, Inc.	189,369	13,905,366

		13,905,366
Gaming and lottery (—%)

Caesars Entertainment Corp.(NON)	21,769	303,678

		303,678
Household furniture and appliances (—%)

HC Brillant Services GmbH (acquired 8/2/13, cost $351) (Private) (Germany)(NON)(F)(RES)	528	492

		492
Investment banking/Brokerage (0.9%)

Altisource Portfolio Solutions SA(NON)(AFF)	940,901	26,345,228

		26,345,228
Medical technology (0.5%)

STAAR Surgical Co.(NON)	938,559	14,735,376

		14,735,376
Metals (1.2%)

Alcoa Corp.(NON)	272,200	14,159,844

Stone Energy Corp.(NON)(S)	576,855	20,847,540

		35,007,384
Oil and gas (3.3%)

EQT Corp.	140,800	7,644,032

Pioneer Natural Resources Co.	481,400	88,052,874

		95,696,906
Pharmaceuticals (25.9%)

Jazz Pharmaceuticals PLC(NON)(AFF)	5,203,877	758,413,034

		758,413,034
Real estate (2.0%)

Altisource Residential Corp.(R)(AFF)	5,314,754	58,515,442

		58,515,442
Telecommunications (18.2%)

EchoStar Corp. Class A(NON)	8,703,360	531,427,162

		531,427,162

Total common stocks (cost $1,744,335,476)		$2,525,750,778

INVESTMENT COMPANIES (2.7%)(a)
	Shares	Value

SPDR S&P Oil & Gas Exploration & Production ETF(S)	636,400	$23,489,524

VanEck Vectors Gold Miners ETF(S)	2,305,200	54,748,500

Total investment companies (cost $79,171,996)		$78,238,024

CONVERTIBLE PREFERRED STOCKS (2.1%)(a)
	Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.	12,961	$8,394,840

Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14, cost $31,800,000) (Virgin Islands)(NON)(RES)	31,800	11,440,050

Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired dates ranging from 2/18/15 to 1/18/18, cost $43,625,453) (Private)(NON)(F)(RES)	1,290,030	42,501,070

Total convertible preferred stocks (cost $88,386,453)		$62,335,960

PREFERRED STOCKS (0.9%)(a)
	Shares	Value

Ligado Networks, LLC Ser. A-2, 16.625% sr. pfd. (acquired 12/7/15, cost $27,599,994) (Private)(NON)(F)(RES)	2,840,908	$27,600,031

Total preferred stocks (cost $27,599,994)		$27,600,031

SENIOR LOANS (0.9%)(a)(c)
	Principal amount	Value

New LightSquared bank term loan FRN BBA LIBOR USD 3 Month + 12.50%, 14.02% (14.02%), 12/7/20(PIK)	$45,453,539	$26,817,588

Total senior loans (cost $43,930,855)		$26,817,588

CORPORATE BONDS AND NOTES (0.6%)(a)
	Principal amount	Value

CNG Holdings, Inc. 144A sr. notes 9.375%, 5/15/20	$10,000,000	$9,825,000

Stone Energy Corp. company guaranty notes 7.50%, 5/31/22	6,831,196	6,882,430

VICI Properties 1, LLC/VICI FC, Inc. company guaranty notes 8.00%, 10/15/23	81,913	91,947

Total corporate bonds and notes (cost $16,188,770)		$16,799,377

CONVERTIBLE BONDS AND NOTES (0.3%)(a)
	Principal amount	Value

Whiting Petroleum Corp. cv. company guaranty sr. unsec. unsub. notes 1.25%, 4/1/20	$10,900,000	$10,137,000

Total convertible bonds and notes (cost $10,900,000)		$10,137,000

SHORT-TERM INVESTMENTS (8.9%)(a)
	Shares	Value

Putnam Short Term Investment Fund 1.45%(AFF)	187,935,840	$187,935,840

Putnam Cash Collateral Pool, LLC 1.57%(AFF)	71,840,600	71,840,600

Total short-term investments (cost $259,776,440)		$259,776,440

TOTAL INVESTMENTS

Total investments (cost $2,270,289,984)		$3,007,455,198

Key to holding's abbreviations
ETF	Exchange Traded Fund
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
SPDR	S&P Depository Receipts

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2017 through January 31, 2018 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $2,923,742,804.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $85,642,184, or 2.9% of net assets.
(PIK)	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:
Name of affiliate	Fair value as of 4/30/17	Purchase cost	Sale proceeds	Investment income	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Shares outstanding as of 1/31/18	Fair value as of 1/31/18
Short-term investments
Putnam Cash Collateral Pool, LLC‡#	$70,799,425	$532,405,822	$531,364,647	$537,846	$—	$—	71,840,600	$71,840,600
Putnam Short Term Investment Fund**	273,369,702	476,589,211	562,023,073	1,756,972	—	—	187,935,840	187,935,840
Total Short-term investments	344,169,127	1,008,995,033	1,093,387,720	2,294,818	—	—	259,776,440	259,776,440
Common stocks*
Communication Services
Global Eagle Entertainment, Inc.***†	14,816,202	—	10,950,447	—	(36,145,937)	32,280,182	—	—
Financials
Altisource Portfolio Solutions SA	20,784,503	—	—	—	—	5,560,725	940,901	26,345,228
Altisource Residential Corp.	76,426,163	—	—	2,391,639	—	(17,910,721)	5,314,754	58,515,442
Ocwen Financial Corp.†	16,317,853	—	22,578,939	—	(61,393,284)	67,654,370	—	—
Health care
Jazz Pharmaceuticals PLC	843,391,104	—	13,265,254	—	67,858	(71,780,677)	5,203,877	758,413,034
Total Common stocks	971,735,825	—	46,794,640	2,391,639	(97,471,363)	15,803,879	11,459,532	843,273,704
Warrants
Global Eagle Entertainment, Inc.†	38,663	—	—	—	(1,168,800)	1,130,137	—	—
Total Warrants	38,663	—	—	—	(1,168,800)	1,130,137	—	—

Totals	$1,315,943,615	$1,008,995,033	$1,140,182,360	$4,686,457	$(98,640,163)	$16,934,016	271,235,972	$1,103,050,144

‡ No management fees are charged to Putnam Cash Collateral Pool, LLC.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund's agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $71,840,600, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $70,559,235.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
*** In connection with the purchase of shares of this issuer by another fund managed by Putnam Management on October 21, 2013, Putnam Management, on behalf of the fund, other funds managed by Putnam Management and certain other affiliated entities and individuals (the "Other Putnam Investors"), entered into a Voting Rights Waiver Agreement with the issuer. Pursuant to the Agreement, the fund and the Other Putnam Investors have agreed to waive on a pro rata basis all voting rights in respect of any voting securities issued by the issuer that exceed, in the aggregate, 4.99% of the total voting rights exercisable by the issuer's outstanding voting securities.
† Security was not in affiliation as of the end of the reporting period.

(c)	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities.
Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$104,546,614	$—	$—
Capital goods	213,240,626	—	—
Communication services	1,111,598,170	—	—
Consumer cyclicals	91,898,521	—	833
Consumer staples	—	—	4,100,200
Energy	116,544,446	—	—
Financials	84,860,670	—	—
Health care	785,055,332	—	—
Technology	13,905,366	—	—
Total common stocks	2,521,649,745	—	4,101,033
Convertible bonds and notes	—	10,137,000	—
Convertible preferred stocks	—	8,394,840	53,941,120
Corporate bonds and notes	—	16,799,377	—
Investment companies	78,238,024	—	—
Preferred stocks	—	—	27,600,031
Senior loans	—	26,817,588	—
Short-term investments	187,935,840	71,840,600	—

Totals by level	$2,787,823,609	$133,989,405	$85,642,184

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in the Security valuation note above), did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.
The following is a reconciliation of Level 3 assets as of the close of the reporting period:
Investments in securities:	Balance as of 4/30/17	Accrued discounts/ premiums	Realized gain/(loss)	Change in net unrealized appreciation/ (depreciation)#	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of 1/31/18
Common stocks*:
Consumer cyclicals	$730	$—	$—	$103	$—	$—	$—	$—	$833
Consumer staples	32,607,932	—	17,780,645	4,710,998	—	(50,999,375)	—	—	4,100,200
Total common stocks	$32,608,662	$—	$17,780,645	$4,711,101	$—	$(50,999,375)	$—	$—	$4,101,033
Convertible preferred stocks	$146,582,761	—	(1,558,497)	(32,169,108)	105	(58,914,141)	—	—	$53,941,120
Preferred stocks	$27,600,031	—	—	—	—	—	—	—	$27,600,031

Totals	$206,791,454	$—	$16,222,148	$(27,458,007)	$105	$(109,913,516)	$—	$—	$85,642,184

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
# Includes $(13,718,184) related to Level 3 securities still held at period end.
The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.

Description	Fair Value	Valuation Techniques	Unobservable Input	Range of unobservable inputs (Weighted Average)	Impact to Valuation from an Increase in Input (1)

Private equity	$42,501,070	Market transaction price	Liquidity discount	10%	Decrease
			Uncertainty discount	10%	Decrease

Private Equity	$833	Market transaction price	Liquidity discount	25%	Decrease

Private Equity	$4,100,200	Comparable multiples	EV/sales multiple	1.1x-2.0x (1.518x)	Increase
			Liquidity discount	25%	Decrease
			Uncertainty discount	10%	Decrease

(1) Expected directional change in fair value that would result from an increase in the unobservable input.

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: March 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: March 28, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer Date: March 28, 2018